UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2006

STRONG TECHNICAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-112111	54-2100419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Changshe Road, Changge, Henan Province, PRC
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code)   011 86 374-6216633

U.S. Contact: c/o DeHeng Chen Chan LLC, 225 Broadway, Suite 1910, New York, NY,
tel: (212) 608-6500, Attention: Wesley J. Paul, Esq.

Former Address:  2591 Dallas Parkway, Suite 102, Frisco, TX 75034

(Former Name or Former Address, if Changed Since Last Report)

            Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐ Yes       ☒ No

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - MATTERS RELATED TO ACCOUNTANTS AND FINACIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous Independent Accountants.

Sherb & Co., LLP has provided a letter with respect to the Registrant’s prior disclosures under Item 4.01 of the Registrant’s Current Report on Form 8-K filed with the SEC on February 2, 2006 (with respect to a report date of January 30, 2006). A copy of such letter, dated February 9, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

New Independent Accountants.

As previously disclosed in Item 4.01 of the Registrant’s Current Report on Form 8-K filed with the SEC on February 2, 2006 (with respect to a report date of January 30, 2006), our Board of Directors appointed Child, Van Wagoner & Bradshaw, PLLC as its new independent registered public accounting firm as of January 30, 2006. During the two most recent fiscal years and through the date of their engagement by us, we did not consult with Child, Van Wagoner & Bradshaw, PLLC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years. A predecessor to Child, Van Wagoner & Bradshaw, PLLC served as HZP’s independent registered public accounting firm before the Exchange, as set forth below.

On January 2, 2006, Child, Sullivan & Company, the principal accountant for Henan Zhongpin Food Share Ltd. (the "Company") changed its accounting practice from a corporation to a professional limited liability company named Child, Van Wagoner & Bradshaw, PLLC. As this is viewed as a separate legal entity, the Company disengaged Child, Sullivan & Company as principal accountant and engaged Child, Van Wagoner & Bradshaw, PLLC, as the Company's principal accountant for the Company's fiscal year ending December 31, 2005 and the interim periods for 2005 and 2006. The decision to change principal accountants was ratified by the Board of Directors of the Company.

None of the reports of Child, Sullivan & Company, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Child, Sullivan & Company, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Child, Sullivan & Company, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Child, Sullivan & Company has not advised the Registrant that:

(1)    internal controls necessary to develop reliable financial statements did not exist; or

(2)    information has come to the attention of Child, Sullivan & Company which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

(3)    the scope of the audit should be expanded significantly, or information has come to the attention of Child, Sullivan & Company that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2005.

We have provided Child, Sullivan & Company with a copy of this disclosure before its filing with the SEC. Child, Sullivan & Company has provided a letter with respect to the Registrant’s disclosures under this Item 4.01 of the Registrant’s Current Report on Form 8-K/A. A copy of such letter, dated February 10, 2006, is filed as Exhibit 16.2 to this Current Report on Form 8-K/A.

On January 30, 2006, the Registrant engaged Child, Van Wagoner & Bradshaw, PLLC as its principal accountant to audit the Registrant's financial statements as successor to Child, Sullivan & Company. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with Child, Van Wagoner & Bradshaw, PLLC or Child, Sullivan & Company regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did Child, Van Wagoner & Bradshaw, PLLC or Child, Sullivan & Company provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Child, Van Wagoner & Bradshaw, PLLC or Child, Sullivan & Company on any matter that was the subject of a disagreement or a reportable event.

Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(b)	Exhibits:
16.1* Consent of Sherb & Co., LLP
16.2* Consent of Child, Sullivan & Company
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONG TECHNICAL, INC.

Dated: February 10, 2006	By:	/s/ XIANFU ZHU
Name: XIANFU ZHU
Title: CEO and Chairman